Exhibit 10.1

                 Form of Agreement of Amendment and Modification

         Agreement of Amendment and Modification made as of July 1, 1998, by and among Xybernaut Corporation, a Delaware corporation (the "Company"), Balmore Funds, S.A. and Austost Anstalt Schaan (collectively, the "Investors").

         Capitalized terms used herein and not defined shall have the meanings given to them in the Private Equity Line of Credit Agreement dated as of April 13, 1998 by and among the Company, the Investors and Settondown Capital International Ltd. (the "Line of Credit Agreement").

                                   Witnesseth:

         Whereas, the Company and the Investors executed the Line of Credit Agreement pursuant to which the Investors agreed, among other things, to purchase, from time to time, up to $11,000,000 (the "Aggregate Purchase Price") of the Common Stock of the Company;

         Whereas, pursuant to the Line of Credit Agreement, the Investors purchased securities of the Company for an aggregate purchase price of $1,000,000;

         Whereas, notwithstanding the limitations on the exercise of Put Options by the Company set forth in Section 2.1 of the Line of Credit Agreement, the Company, by execution hereof, hereby exercises, and the Investors hereby accept, a Put Option in the aggregate principal amount of $3,000,000 (the "Initial Put Option"); and

         Whereas, the Company and the Investors desire to amend certain terms of the Line of Credit Agreement to provide for the terms pertaining to the Initial Put Option.

         Now, therefore, in consideration of the mutual covenants, conditions and promises contained herein, the parties hereto agree as follows:

         1. Section 1.20 of the Line of Credit Agreement is hereby modified by adding the following text at the end thereof:

                  "The Maximum Put Amount set forth in the table above shall not be applicable to the exercise by the Company of the Initial Put Option."

         2. Section 2.1 of the Line of Credit Agreement is hereby modified by adding the following subsection (c):

                  "(c)     Initial Put Option.  The Company hereby exercises a
Put Option in the principal aggregate amount of $3,000,000 (the "Initial Put Option") and the Investors hereby accept the exercise of such Initial Put Option. The number of shares of Common Stock issuable upon exercise of such Initial Put Option shall be calculated by dividing $3,000,000 by $5.50, the purchase price per share of Common Stock for the Initial Put Option.

                  (i) As additional consideration for the acceptance of the Initial Put Option, the Investors shall receive non-transferable and non-tradeable warrants (the "Initial Put Warrants") to purchase a total of 300,000 shares of Common Stock of the Company. Such warrants, which shall be exercisable upon issuance, shall have a term of 3 years and shall be exercisable at a price per share equal to the closing price on the trading day immediately preceding the closing of the Initial Put Option hereunder.

                  (ii) The shares of Common Stock issuable upon exercise of the Initial Put Option and the Initial Put Warrants may not be sold, transferred or otherwise disposed of before September 30, 1998.

                  (iii) Notwithstanding Section 2.9 to the contrary, commencing on September 30, 1998, and monthly thereafter (each an "Initial Put Repricing Date"), one-sixth of the shares of Common Stock issued upon exercise of the Initial Put Option shall be subject to repricing on each Initial Put Repricing Date. If the closing price of the Common Stock on the trading date immediately preceding the Initial Put Repricing Date is less than $7.20 per share, the shares of Common Stock subject to repricing shall be repriced at the lowest closing bid price of the Common Stock for the 30 days preceding the Initial Put Repricing Date (the "Initial Put Reset Price"). The Company shall issue to the Investors such number of shares (the "Initial Put Repricing Shares") equal to the difference between (a) the quotient of 500,000 and the Initial Put Reset Price and (b) the number of shares subject to repricing. No additional shares of Common Stock shall be issued if the Initial Put Reset Price is equal to or greater than $5.50.

                  (iv) If the closing price on the trading day immediately preceding the applicable Initial Put Repricing Date (the "Closing Price") or the Initial Put Reset Price of the Common Stock is less than $5.00 per share on the Initial Put Repricing Date, the Company at its option may pay to the Investors an amount, in cash, equal to 105% of the Closing Price to be issued to the Investors (the "Initial Put Repricing Amount") in lieu of issuing the Initial Put Repricing Shares (which Initial Put Repricing Amount shall be multiplied by the number of Initial Put Repricing Shares). If the Company elects to pay the Initial Put Repricing Amount to the Investors in lieu of issuing the Initial Put Repricing Shares the Company shall notify the Investors of that election on the applicable Initial Put Repricing Date, and the exercise price of the Initial Put Warrants shall be reduced to the then Closing Price of the Common Stock. If the Company elects to pay the current Initial Put Repricing Amount but fails to pay the Initial Put Repricing Amount within five (5) business days of notifying the Investors of such election, the Company will forfeit the right to pay the Initial Put

         Repricing Amount in cash at any time in the future. If the Company does not make the election to pay the Initial Put Repricing Amount, the Company shall deliver the Initial Put Repricing Shares to the Investors within seven (7) business days of the applicable Initial Put Repricing Date. However, in the event the Company is unable to issue Initial Put Repricing Shares which have been included in a registration statement, which at that time is effective, the Company must pay the Initial Put Repricing amount in cash as set forth herein.

                  (v) The shares of Common Stock issued at the closing of the Initial Put Options and the Initial Put Repricing Shares are included under the current effective registration statement filed in connection with the equity line (the "Current Registration Statement"). The shares issuable upon exercise of the Initial Put Warrants shall not be registered under the Current Registration Statement, but will be afforded piggyback registration rights.

                  (vi) The Investors agree not to enter into any put option, short position or other similar position with respect to the shares of Common Stock issued at the closing of the Initial Put Option or the Initial Put Repricing Shares.

                  (vii) Notwithstanding the provisions of Section 2.3, the Investors shall wire $3,000,000 for the Common Stock issuable upon exercise of the Initial Put Option to Parker Chapin Flattau & Klimpl, LLP, who will serve as escrow agent for the receipt of executed documents, original securities and the purchase price for the Initial Put Option only. The wire instructions for Parker Chapin Flattau & Klimpl, LLP are as follows: CITIBANK N.A., 153 East 53rd Street, New York, New York 10043, Account Name: Parker Chapin Flattau & Klimpl, LLP, Attorney Trust Account, Account No.: 37432544, Citibank ABA No.:
         021000089, for International: Swift No. CITI-US 33."

                  3. The Company represents and warrants to the Investors that the Form S-3 Registration Statement (also referred to as the Current Registration Statement in Section 2(v) above) of the Company that was declared effective on June 11, 1998, registered 1,045,296 shares of Common Stock in respect of the Initial Put Option and pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended, an indeterminate number of shares of Common Stock to cover Initial Put Repricing Shares.

                  4. This Agreement of Amendment and Modification may be executed in counterparts, all of which shall be deemed to be duplicate originals of the same document.

                  5. Except for this Agreement of Amendment and Modification, all the terms, conditions and covenants of the Line of Credit Agreement shall remain in full force and effect.

                  In Witness Whereof, the parties hereto have executed this Agreement of Amendment and Modification as of the date first set forth above.

                                                     Xybernaut Corporation

                                                     By:
                                                         Name:
                                                         Title:


                                                     Balmore Funds, S.A.

                                                     By:
                                                        Name:
                                                        Title:


                                                     Austost Anstalt Schaan

                                                     By:
                                                        Name:
                                                        Title: